PRINCIPAL® STRATEGIC OUTCOMES

INDEX-LINKED DEFERRED ANNUITY

UPDATING SUMMARY PROSPECTUS

Summary Prospectus dated May 1, 2026

This Updating Summary Prospectus (“Summary Prospectus”) describes Principal® Strategic Outcomes, an individual, single premium, index-linked deferred annuity (the “Contract”) issued by Principal Life Insurance Company (the “Company,” “we,” “our” or “us”).

This Summary Prospectus summarizes key features of the Contract. Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits and risks. You can find this document and other information about the Contract online at https://www.principal.com/RILAreport. You can also obtain this information at no cost by calling 1-800-852-4450 or by sending an email request to annuityprocessing@principal.com.

The Contract is a complex investment and involves risks, including potential loss of principal.

The types of investment options offered under the Contract include Index-Linked Segment Options and a Fixed Segment Option. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for additional information about each Segment Option. You should carefully consider whether the available Segment Options are appropriate for you.

Each Index-Linked Segment Option has either a buffer or floor feature that may limit Index losses at the end of a Segment Term. Buffer Rates and Floor Rates vary by Index-Linked Segment Option.

•Depending on the Index-Linked Segment Option(s) you choose, the maximum amount of loss that you could experience from negative Index performance after taking into account the current limits on Index loss provided under the Contract ranges from 0% to 100%.

Note: The Index-Linked Segment Options with a 0% Buffer Rate provide no protection from Index losses. You could lose up to 100% of your investment if the Index declines in value.

•An Index-Linked Segment Option with a 10% Buffer Rate will always be available under the Contract.

Each Index-Linked Segment Option also has a cap and participation rate feature. Cap Rates and Participation Rates vary by Index-Linked Segment Option and change from one Segment Term to the next.
•We may limit the amount you can earn on an Index-Linked Segment Option based on the Cap Rate or Participation Rate that we declare.

•The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively.

We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution)

for the life of the Contract: Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. As such, there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater). We do not guarantee the availability of any other Segment Option. If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.

As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in Surrender Charges, negative Bond Adjustments, negative Equity Adjustments, taxes and tax penalties. In extreme circumstances:

•You could lose up to 100% of the amount withdrawn or otherwise Surrendered from an Index-Linked Segment Option due to a negative Bond Adjustment.

•You could lose up to 100% of your investment in an Index-Linked Segment Option due to a negative Equity Adjustment.

Our obligations under the Contract are subject to our financial strength and claims-paying ability.
These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission. Nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this Summary Prospectus or the prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

SPECIAL TERMS

Accumulated Value (or Contract Accumulated Value) — the sum of the Segment Interim Values, Segment Values and Fixed Segment value, as applicable. Segment Interim Values include the Equity Adjustment, as applicable. The Bond Adjustment is not included in the Accumulated Value. In the period during which your Premium Payment (and any credited interest) is held in the Initial Holding Account, the Accumulated Value will equal the sum of the Premium Payment and the credited interest, if any.

Annuitant — the person, including any Joint Annuitant, whose life determines the annuity benefit under this Contract.

Annuitization (Annuitize) — the application of a portion or all of the Accumulated Value, adjusted for the Bond Adjustment, to an annuity benefit payment option to make annuity benefit payments. Annuitizations are not subject to Surrender Charges, but nonetheless count against the annual Free Surrender Amount.

Annuitization Date — the date all of the Owner’s Accumulated Value is applied to an annuity benefit payment option.

Bond Adjustment — upon Surrender, an adjustment (which could be positive, negative or equal to zero) to the amount Surrendered. A Bond Adjustment may apply regardless of when a Surrender occurs, including on a Segment End Date. Except as otherwise provided below, a Bond Adjustment will apply to the following:

•For Contracts with applications signed on or after May 1, 2025: (i) any withdrawal in excess of the Free Surrender Amount, including a full withdrawal, partial withdrawal, scheduled withdrawal or unscheduled withdrawal; (ii) any Annuitization; or (iii) any death benefit. Note: A Bond Adjustment does not apply to RMD withdrawals, as RMD withdrawals will be withdrawals of the Free Surrender Amount.

•For Contracts with applications signed before May 1, 2025: (i) any withdrawal, including a full withdrawal, partial withdrawal, RMD withdrawal, scheduled withdrawal, unscheduled withdrawal or withdrawal of the Free Surrender amount; (ii) any Annuitization; or (iii) any death benefit. Note: A Bond Adjustment does apply to withdrawals of the Free Surrender Amount, including RMD withdrawals.

For all Contracts:

•A Bond Adjustment does not apply to withdrawals or other Surrenders deducted from the Initial Holding Account.

•The Bond Adjustment will be zero (0%) on every Segment Anniversary evenly divisible by six (6) (e.g., 6, 12, 18, etc.).

•A Bond Adjustment does not apply upon exercise of the Contract’s free look rights.

•The amount allocated to the Fixed Segment Option is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.

•If the optional Rate Enhancement Rider or Annual Step-Up Death Benefit has been elected, the daily rider charges will not result in a Bond Adjustment, as such deductions are not Surrenders under the Contract.

Buffer Rate — for each Buffer Segment Option and Peak Buffer Segment Option, the maximum amount of negative Index performance we will absorb at the end of the Segment Term. You will be responsible for any negative Index performance that exceeds the Buffer Rate, which could result in significant loss of principal and/or prior earnings.

Buffer Segment Option — an Index-Linked Segment Option, other than a Peak Buffer Segment Option, that includes a Buffer Rate. If you select a Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance beyond the Buffer Rate. If negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of negative Index performance.

Cap Rate — if you select an Index-Linked Segment Option for investment, at the end of the Segment Term, you may participate in any positive Index performance up to the Cap Rate, but no positive Index performance beyond the Cap Rate. The Participation Rate may further limit your participation in any positive Index Performance. If we do not declare a Cap Rate for a particular Segment Option and Segment Term, the Segment Option will not be subject to a Cap Rate limitation for that Segment Term, but will be subject to the applicable Participation Rate.

Contract Anniversary — the same day and month as the Contract Date in each Contract Year.

Contract Date — the date the Contract is issued and that is used to determine Contract Years.
Contract Year — the one-year period beginning on the Contract Date and ending one day before the Contract Anniversary and each subsequent one-year period beginning on a Contract Anniversary.

Crediting Base — for each Segment Option selected for investment, the amount allocated to the Segment Option on the Segment Start Date, reduced upon any Surrender, and increased or decreased for Segment Credits or increased for credited interest. Generally, prior to the Segment End Date for an Index-Linked Segment Option, the Crediting Base will be reduced by the same proportion that the Segment Interim Value was reduced by a Surrender. The reduction to the Crediting Base could be greater than the amount Surrendered. On a Segment End Date, a Surrender will reduce the Crediting Base by the amount Surrendered (after the application of Segment Credit).

Your Crediting Base will also be subject to reductions if you elected the optional Rate Enhancement Rider or Annual Step-Up Death Benefit.

•If the optional Rate Enhancement Rider has been elected, the daily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). The Crediting Base is reduced by the dollar amount of the daily charge. The reduction is not proportionate, even when deducted prior to the Segment End Date.

•If the optional Annual Step-Up Death Benefit has been elected, the daily rider charges are deducted from your Accumulated Value. Each day that the daily rider charge is deducted from the Segment Interim Value of an Index-Linked Segment Option (i.e., every day between the Segment Start Date and the Segment End Date), an Equity Adjustment will apply, which may be negative. In addition, the Crediting Base for the Index-Linked Segment Option will be proportionately reduced. The reduction to the Crediting Base could be greater than the fee deducted. On a Segment End Date, the fee will reduce the Segment Value and Crediting Base (after the application of Segment Credit) on a dollar-for-dollar basis.

Data Page(s) — the portion of the Contract that contains information specific to your Contract. Current or revised Data Pages may be sent to you from time to time that reflect the current status of your Contract.

Equity Adjustment — for each Index-Linked Segment Option selected for investment, an adjustment (which could be positive, negative or equal to zero) used to calculate the Segment Interim Value on each Valuation Day between the Segment Start Date and Segment End Date. The Equity Adjustment does not apply on the Segment End Date. For an Index-Linked Segment Option, if any of the following transactions occurs on any day other than the Segment Start Date or Segment End Date, the transaction will be based on the Segment Interim Value for that Index-Linked Segment Option and will therefore be subject to an Equity Adjustment:
•you take any withdrawal (including a full withdrawal, partial withdrawal, withdrawal of the Free Surrender Amount, RMD withdrawal, scheduled withdrawal or unscheduled withdrawal);
•you exercise the Segment Lock-In feature;
•you Annuitize;
•there is a death benefit; or
•daily charges for the optional Annual Step-Up Death Benefit are deducted.

Fixed Segment Option — an investment option that credits interest at a fixed rate for a one-year Segment Term and is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. Being subject to the Standard Nonforfeiture Law for Individual Deferred Annuities means the minimum amount available from the Fixed Segment Option on any Surrender will not be less than the minimum nonforfeiture amount.

Floor Rate — for each Floor Segment Option, the maximum amount of negative Index performance you could absorb at the end of the Segment Term. We will absorb any negative Index performance that exceeds the Floor Rate.
Floor Segment Option — any Index-Linked Segment Option that includes a Floor Rate. If you select a Floor Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance up to the Floor Rate, but your investment will not incur loss for any negative Index performance beyond the Floor Rate. As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future.

Free Surrender Amount — the amount that may be withdrawn from the Contract each Contract Year without a Surrender Charge (or a Bond Adjustment, depending on when your Contract was issued).
•For Contracts with applications signed on or after May 1, 2025: The Free Surrender Amount may be withdrawn from the Contract without a Surrender Charge or a Bond Adjustment. However, such withdrawals may be subject to Equity Adjustments and taxes and tax penalties. The Free Surrender Amount is calculated on each Contract Anniversary, even after the Surrender Charge period.
•For Contracts with applications signed before May 1, 2025: The Free Surrender Amount may be withdrawn from the Contract without a Surrender Charge. However, such withdrawals may be subject to Bond Adjustments, Equity Adjustments and taxes and tax penalties. The Free Surrender Amount is calculated on each Contract Anniversary during the Surrender Charge period.
For all Contracts, the Free Surrender Amount for a Contract Year will be equal to the greater of (i) 10% of your Premium Payment or (ii) your RMD amount, as applicable.
Good Order — when an instruction or request is received in our Home Office, or other place we may specify, and it has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
Highest Accumulated Value — For the optional Annual Step-Up Death Benefit, the highest Accumulated Value on any Segment Anniversary after the rider effective date and prior to the benefit’s Annual Step-Up Death Benefit Lock-In Date, subject to proportionate reductions for partial Surrenders (and any applicable Surrender Charges).

Home Office — Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.

Index (Indices) — the Index or Indices to which the Index-Linked Segment Options are linked and are used in the calculation of the Segment Credits.

Index Change — the net percentage change in the Index Value of an Index between the Segment Start Date and the Segment End Date.

Index Value — the closing value of an Index that is published on a Valuation Day. If on any specific Valuation Day an Index Value is not published, the last-published Index Value will be used.

Index-Linked Segment Option — any Buffer Segment Option, Peak Buffer Segment Option or Floor Segment Option.

Initial Holding Account — an account that holds the Premium Payment (including any credited interest) until it is transferred to the applicable Segment Option(s) selected for the initial Segment Term.

Joint Annuitant — an Annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the Annuitant means the death of the first Annuitant to die.

Joint Owner(s) — an Owner who has an undivided interest with the right of survivorship in this Contract with another Owner. Any reference to the death of the Owner means the death of the first Owner to die.

Lock-In Threshold — an upper and/or lower level (threshold) for an Index-Linked Segment Option and, if the performance of the Index-Linked Segment Option during the Segment Term reaches and/or crosses that level, the Segment Lock-In is automatically triggered for that Segment Option.

Notice — any form of communication we receive in Home Office (e.g., U.S. mail, fax, email) providing the information we need, either in writing or another manner that we approve in advance. Contact information is as follows:

•Calling us at 1-800-852-4450 between the hours of 7 a.m. and 6 p.m. Central Time
•Mailing your instructions to us at the below address:
Principal Life Insurance Company
Attn: RIS Annuity Services P O Box 9382
Des Moines, Iowa 50306-9382
•Faxing us at 1-866-894-2093
•Visiting www.principal.com using your secure login
•Emailing us at annuityprocessing@principal.com

Owner — the person who owns all rights and privileges of this Contract (includes a Joint Owner, if any). If the Owner is not a natural person, the Owner must be an entity with its own taxpayer identification number (TIN).

Participation Rate — if you select an Index-Linked Segment Option for investment, at the end of the Segment Term, you will participate in a percentage of any positive Index performance, subject to the Cap Rate. That percentage will equal the Participation Rate.

Peak Buffer Midpoint — for a Peak Buffer Segment Option, a value used to determine the Segment Return on the Segment End Date when the Index Change is negative but does not exceed the Buffer Rate.

Peak Buffer Segment Option — an Index-Linked Segment Option that includes a Buffer Rate and may credit gain for negative Index performance. If you select a Peak Buffer Segment Option for investment, your investment will incur loss at the end of the Segment Term for any negative Index performance beyond the Buffer Rate. However, a Peak Buffer Segment Option differs from a Buffer Segment Option insofar as your investment in a Peak Buffer Segment Option may be credited gain when there is a negative Index Change at the end of the Segment Term, provided that the negative Index Change does not exceed the Buffer Rate.

Premium Payment — the gross amount you contributed to the Contract.

Required Minimum Distribution Amount (or RMD) — the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code and related Code provisions, provided that the amount does not exceed the minimum distribution amount that would have been calculated based on the value of this Contract alone.

Segment Anniversary — the same day and month as the first Segment Start Date in each Contract Year.

Segment Credit — the amount of gain or loss applied to your investment on the Segment End Date for each Index-Linked Segment Option selected for investment.

Segment End Date — the last day of a Segment Term. The day and month on which any Segment End Date falls will always be the same day and month for each applicable Segment Term. The Segment End Date coincides with the next Segment Start Date.

Segment Interim Value — the value of your investment in an Index-Linked Segment Option on any day between the Segment Start Date and the Segment End Date. Segment Interim Value is calculated at the beginning of each Valuation Date. Segment Interim Value will equal the Crediting Base adjusted for the Equity Adjustment on that Valuation Date.

Segment Lock-In — a feature of your Contract under which you are able to lock in an Index-Linked Segment Option’s Equity Adjustment prior to the Segment End Date. These lock-in features are available with all of the Index-Linked Segment Options under the Contract. For a particular Segment Option, you are only able to exercise one Segment Lock-In per Segment Term and the Segment Lock-In is not applied retroactively.

Segment Option — any Index-Linked or Fixed Segment Option.

Segment Return — is calculated by taking the Index Change, then applying the Index-Linked Segment Option’s Buffer Rate, Peak Buffer Midpoint, Floor Rate, Cap Rate or Participation Rate, as applicable.

Segment Start Date — the first day of the Segment Term. The day and month on which any Segment Start Date falls will always be the same day and month for each applicable Segment Term.

Segment Term — the duration of a Segment Option’s investment term, expressed in years. In addition, for Index-Linked Segment Options, the number of years that a Segment Option is linked to a particular Index’s performance. The Segment Term begins on the Segment Start Date and ends on the Segment End Date.

Segment Value — for each Index-Linked Segment Option selected for investment, the value of your allocation to that Segment Option on the Segment End Date after the application of Segment Credits and fees for optional benefits (if any).

Surrender — any withdrawal, payment of a death benefit or Annuitization. Deductions for Contract fees and charges are not Surrenders under the Contract.
Surrender Charge — the charge deducted upon certain Surrenders taken from the Contract before the Annuitization Date.

Surrender Value — the Accumulated Value adjusted for any applicable Bond Adjustment and minus any applicable Surrender Charges.

Transfer — the transfer of Accumulated Value among Segment Options. Transfers are only permitted to or from a Segment Option on a Segment End Date.

Valuation Date (Valuation Days) — any day that the New York Stock Exchange (“NYSE”) is open for trading, and trading is not restricted. A Valuation Day begins at the close of normal trading of the NYSE, generally 4:00 p.m. E.T., and ends at the close of normal trading of the NYSE on the next day it is open.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The following is a summary of certain Contract features that have changed since the Updating Summary Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

•New Index-Linked Segment Options linked to the S&P MidCap 400® Price Return Index are available for new Segment Terms beginning on or after May 18, 2026. These new Index-Linked Segment Options have a 6-Year Segment Term and a Buffer Rate of 0%, 10%, or 20%. Among these new Segment Options, the Segment Option with a 0% Buffer Rate is available only if the Rate Enhancement Rider has been elected. See Appendix A for additional information.

•A new Index-Linked Segment Option linked to the Nasdaq-100 Price Return Index® is available for new Segment Terms beginning on or after May 18, 2026. This new Segment Option has a 6-Year Segment Term and a 0% Buffer Rate. See Appendix A for additional information.

•A new Index-Linked Segment Option linked to the S&P 500® Price Return Index is available for new Segment Terms beginning on or after May 18, 2026. The new Index-Linked Segment Option has a 6-Year Segment Term and a 100% Buffer Rate. See Appendix A for additional information.

•Index-Linked Segment Options linked to the SG Smart Climate Index are no longer available for Segment Terms beginning on or after May 18, 2026, except for the initial Segment Term for Contracts with applications signed before May 18, 2026. See Appendix A for additional information.

•As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future.

For a Floor Segment Option, your investment will incur loss at the end of a Segment Term for any negative Index performance up to the Floor Rate, but will not incur loss for any negative Index performance beyond the Floor Rate. In comparison, for a Buffer Segment Option, your investment will not incur loss at the end of a Segment Term for any negative Index performance up to the Buffer Rate, but will incur loss for any negative Index performance beyond the Buffer Rate. See Limits on Index Losses under 10. INDEX-LINKED SEGMENT OPTION MECHANICS in the prospectus for additional information. If you are interested in an Index-Linked Segment Option that provides complete protection from Index losses, you should discuss the Buffer Segment Options with a 100% Buffer Rate (each with a 6-year Segment Term and subject to availability restrictions) with your financial professional. A 100% Buffer Rate provides complete protection from negative Index performance at the end of a Segment Term, same as a 0% Floor Rate.

•As of May 18, 2026, there is a change to the designated default option upon maturity of a Segment Term for the Fixed Segment Option. If the Fixed Segment Option is still available upon maturity, the default option will continue to be the Fixed Segment Option. However, if the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: (a) for Segment Terms ending before May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor, or (b) for Segment Terms ending on or after May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. Please note, as a result of this change in default option as of May 18, 2026, the designated default option will no longer provide complete protection from Index losses.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you take a withdrawal during the first six Contract Years, you may be assessed a Surrender Charge of up to 8% of the amount withdrawn. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a Surrender Charge of up to $8,000. This loss will be greater if there are also negative Bond Adjustments, negative Equity Adjustments, taxes or tax penalties.
Bond Adjustments and Equity Adjustments –
•Bond Adjustments. If you take a withdrawal or other Surrender from a Segment Option, we may apply a Bond Adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of the amount Surrendered from an Index-Linked Segment Option due to a negative Bond Adjustment. For example, if you withdraw or otherwise Surrender $100,000 from an Index-Linked Segment Option, you could lose up to $100,000 of the Surrender proceeds. In other words, $100,000 would be removed from your Index-Linked Segment Option, but in the event of a negative Bond Adjustment, it is possible that you could receive $0. Bond Adjustments may apply to a withdrawal, death benefit payment or Annuitization, regardless of when it occurs, including a Segment End Date.
•Equity Adjustments. If all or a portion of Contract value is removed from an Index-Linked Segment Option prior to a Segment End Date, we will apply an Equity Adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index-Linked Segment Option due to a negative Equity Adjustment. For example, if you allocate $100,000 to an Index-Linked Segment Option with a 2-year Segment Term and take a withdrawal before the 2 years have ended, you could lose your $100,000 investment. An Equity Adjustment will apply to any withdrawal, death benefit, Annuitization, or deduction of daily charges for the optional Annual Step-Up Death Benefit occurring on any day during a Segment Term other than the Segment Start Date or Segment End Date. An Equity Adjustment will also apply upon exercise of Segment Lock-In for an Index-Linked Segment Option.
•Losses due to negative Bond or Equity Adjustments will be greater if you also have to pay a Surrender Charge, taxes or tax penalties.
4. FEE TABLE 7. FEES, CHARGES AND ADJUSTMENTS — Deferred Sales Load (“Surrender Charge”), Equity Adjustment, Bond Adjustment 10. INDEX- LINKED SEGMENT OPTION MECHANICS — Segment Interim Value

Are There Transaction Charges?	No. Other than Surrender Charges, Bond Adjustments and Equity Adjustments, there are no other transaction charges under the Contract.	Not Applicable

Are There Ongoing Fees and Expenses?
Yes.
Under the Index-Linked Segment Options, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of a Cap Rate or Participation Rate. This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year, depending on whether you choose the optional benefit. Please refer to your Data Page for information about the specific fees you will pay each year based on the options you have elected.
4. FEE TABLE 7. FEES, CHARGES AND ADJUSTMENTS
	Annual Fee	Minimum	Maximum
	Optional benefit available for an additional charge (for a single optional benefit, if elected)	0.30%(1)	0.95%(2)
(1)Current charge for the Annual Step-Up Death Benefit. As an annualized percentage of Highest Accumulated Value. For the first Contract Year, as of a percentage of the Purchase Payment, adjusted for any partial Surrenders.
(2)Current charge for the Rate Enhancement Rider. As an annualized percentage of the Crediting Base on the Segment Term Start Date for each Index-Linked Segment Option, adjusted for any partial Surrenders from Segment Interim Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning the Contract, the following table shows the highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges, negative Bond Adjustments and negative Equity Adjustments that substantially increase costs.

	Lowest Annual Cost: $0.00	Highest Annual Cost: $1,178.96
Assumes: • Investment of $100,000 • 5% annual appreciation • No optional benefits • No sales charges • No Transfers or withdrawals
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Annual Step-Up Death Benefit (0% Equity Adjustments for interim rider charge deductions)
• Rate Enhancement Rider
• No sales charges
• No Transfers or withdrawals

RISKS				Location in Prospectus

Is there a Risk of Loss from Poor Performance?
Yes.
•You can lose money by investing in the Contract, including loss of principal and previous earnings.
•Under an Index-Linked Segment Option, the maximum amount of loss that you could experience from negative Index performance at the end of a Segment Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: 100% loss for a 0% Buffer Rate; 90% loss for a 10% Buffer Rate; 80% loss for a 20% Buffer Rate; 10% loss for a 10% Floor Rate; or 0% loss for a 0% Floor Rate or 100% Buffer Rate.
•The limits on Index loss offered under the Contract may change from one Segment Term to the next; however, we will always offer an Index-Linked Segment Option with a 10% Buffer Rate. As such, there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater).
•As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.
•Amounts withdrawn or otherwise Surrendered under the Contract may be subject to Surrender Charges, negative Bond Adjustments and taxes and tax penalties. In addition, for Index-Linked Segment Options, withdrawals and other Surrenders before the Segment End Date may result in negative Equity Adjustments and loss of positive Index performance.
•Withdrawals and other Surrenders will reduce your Crediting Base in a Segment Option. Generally, prior to the Segment End Date, the Crediting Base for an Index-Linked Segment Option will be proportionately reduced, and the proportionate reduction could be greater than the amount Surrendered. Reductions to your Crediting Base will result in lower Segment Interim Values for the remainder of the Segment Term and less Segment Return (if any) on the Segment End Date.
•At the end of a Segment Term, Accumulated Value in the ended Segment Option will be reinvested, Transferred, withdrawn or Annuitized based on your instructions. In the absence of instructions, that amount will be re-invested in the same Segment Option for a new Segment Term (with the Cap Rate and Participation Rate or annual interest rate applicable to a new Segment Term). If the same Segment Option is no longer available, that amount will be automatically Transferred to the applicable default option.
◦If the ended Segment Option is an Index-Linked Segment Option, and that Index-Linked Segment Option is no longer available, the default option will be a 1-year Index-Linked Segment Option with the same Index and Buffer Rate or Floor Rate, if available (with the Cap Rate and Participation Rate applicable to a new Segment Term). If there is no such Segment Option available, the default option will be the Fixed Segment Option (with the annual interest rate applicable to a new Segment Term).

5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

◦If the ended Segment Option is the Fixed Segment Option, and the Fixed Segment Option is no longer available, the default option will be the following Index-Linked Segment Option: (a) for Segment Terms ending before May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor, or (b) for Segment Terms ending on or after May 18, 2026, Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. Please note, as a result of this change in default option as of May 18, 2026, the designated default option will no longer provide complete protection from Index losses.
◦We reserve the right to change the default Segment Options in the future.

What are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Index-Linked Segment Options). Each investment option (including the Fixed Segment Option) has its own unique risks. You should review the available investment options before making an investment decision.
For Index-Linked Segment Options
•The Participation Rate and Cap Rate, as applicable, may limit positive Index returns (i.e., limited upside). This may result in you earning less than the Index return. For example:
◦If the Index Change is 5%, Participation Rate is 80% and Cap Rate is 10%, we would apply only 4% gain at the end of the Segment Term using the Participation Rate (i.e., 5% x 80% = 4%).
◦If the Index Change were instead 15%, we would not apply the Participation Rate, as that would result in gain (12%) exceeding the Cap Rate (10%). We would apply only 10% gain using the Cap Rate at the end of the Segment Term.
•The Buffer Rate or Floor Rate, as applicable, may limit your losses due to negative Index returns at the end of the Segment Term (e.g., limited protection in the case of market decline). Although your losses from negative Index returns may be limited, they may not be entirely prevented, and you could lose a significant amount of money. For example:
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

•If the Index Change is -25% and the Buffer Rate is 10%, we will apply a 15% loss (the amount of negative Index performance that exceeds the Buffer Rate) at the end of the Segment Term.
•If the Index Change is -25% and the Floor Rate is 10%, we will apply a 10% loss (the amount of negative Index performance up to the Floor Rate) at the end of the Segment Term.
•A 0% Buffer Rate will provide no protection from losses due to negative Index returns (i.e., no protection in the case of market decline).
•While an Index-Linked Segment Option with a 0% Floor Rate or 100% Buffer Rate provides complete protection from losses due to negative Index returns, like any other Index-Linked Segment Option, there may be losses due to Surrender Charges, negative Bond Adjustments, negative Equity Adjustments and taxes and tax penalties.
•While a Peak Buffer Segment Option provides for potential gain in the event of negative Index returns that do not exceed the Buffer Rate, a Peak Buffer Segment Option does not provide protection from losses for any negative Index returns in excess of the Buffer Rate.
•The limit on Index loss for an Index-Linked Segment Option applies only at the end of a Segment Term. Therefore, the limit on Index loss will not apply unless you hold your investment for the entire Segment Term. Also, the limit on Index loss is only for a single Segment Term. Over multiple Segment Terms, your cumulative losses may exceed the stated limit on Index losses for any single Segment Term.
•An Index-Linked Segment Option's limit on Index loss provides no protection from negative Bond Adjustments or negative Equity Adjustments.
•Each Index either (a) is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on securities composing the Index, or (b) deducts fees and costs when calculating Index performance. This will reduce the Index return (and consequently your investment in the Index-Linked Segment Option) and may cause the Index to underperform a direct investment in the securities composing the Index.

What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Segment Option and Index-Linked Segment Options), guarantees or benefits of the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
RESTRICTIONS	Location in Prospectus

Are there Restrictions on the Investment Options?
Yes.
•There are significant limitations on Transfers of Accumulated Value among Segment Options.
◦Transfers are permitted only on Segment End Dates.
◦Transfers are not permitted into an Index-Linked Segment Option while there is an ongoing Segment Term for that Segment Option.
•There are restrictions that limit the Segment Options you may choose.
•Index-Linked Segment Options with a 6-year Segment Term are available for investment only upon purchase of the Contract and after the sixth Contract Year.
•Certain Index-Linked Segment Options are available only if the optional Rate Enhancement Rider has been elected.
•Certain Index-Linked Segment Options have been closed to investment.
•We reserve the right to add and remove Segment Options as available investment options. We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer.
•If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
•Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future Segment Terms.

8. PURCHASING THE CONTRACT — How to Buy a Contract
9. FIXED SEGMENT OPTION MECHANICS
10. INDEX- LINKED SEGMENT OPTION MECHANICS
11. OPTIONS AT END OF SEGMENT TERM
13. BENEFITS AVAILABLE UNDER THE CONTRACT
APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
APPENDIX C: STATE VARIATIONS
APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS

•We may change the limits on Index gains from one Segment Term to the next. The lowest Cap Rate and Participation Rate that may be established under the Contract are 0.50% and 5.00%, respectively.
•For each Index-Linked Segment Option with a 0% Buffer Rate, there is no Cap Rate limitation on Index gains, and the lowest Participation Rate that may be established is 100%.
•We reserve the right to substitute the Index for an Index- Linked Segment Option during its Segment Term.
•The Contract is a single premium product. Additional premium payments will not be accepted.
•Depending on your state, or your financial professional or your financial professional's firm, certain Segment Options may not be available.

Are there any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (e.g., death benefit, Segment Lock-In).
•Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
◦Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.
◦If you purchase the Annual Step-Up Death Benefit, each day that the daily rider charge is deducted from the Segment Interim Value of an Index-Linked Segment Option (i.e., every day between the Segment Start Date and the Segment End Date), an Equity Adjustment will apply, which may be negative. In addition, the Crediting Base for the Index-Linked Segment Option will be proportionately reduced. The reduction to the Crediting Base could be greater than the fee deducted.
◦If you purchase the Rate Enhancement Rider:
▪Your Participation Rates and/or Cap Rates will be higher than the standard rates we declare, but there is no guaranteed minimum increase to the standard rates.
▪Daily rider charges are deducted from the Crediting Base(s) for your Index-Linked Segment Option(s). This will not trigger Bond Adjustments or Equity Adjustments. However, the reductions will reduce your Crediting Base(s).
•Reductions to your Crediting Base as a result of rider charges will result in lower Segment Interim Values for the remainder of the Segment Term, and less gain or more loss, as applicable, at the end of the Segment Term.
•Depending on your state, or your financial professional or your financial professional's firm, certain benefits may not be available, or may be available on different terms.

10. INDEX- LINKED SEGMENT OPTION MECHANICS – Segment Lock-In
13. BENEFITS AVAILABLE UNDER THE CONTRACT
14. RATE ENHANCEMENT RIDER
15. DEATH BENEFIT
APPENDIX C: STATE VARIATIONS
APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS

TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Contract.
•Withdrawals will be subject to ordinary income tax. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59½.
18. TAXES

CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling the Contract to you in the form of commissions, other cash compensation (e.g., bonuses) and non-cash compensation. Your investment professional may have a financial incentive to offer or recommend the Contract to you over another investment.
8. PURCHASING THE CONTRACT — Distribution of the Contract
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.
8. PURCHASING THE CONTRACT — Distribution of the Contract

APPENDIX A -
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Index-Linked Segment Options

The following is a list of Index-Linked Segment Options currently available under the Contract. We may change the features of the Index-Linked Segment Options listed below (including the Index and the current limits on Index gains), offer new Index-Linked Segment Options and terminate existing Index-Linked Segment Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.principal.com/StrategicOutcomes.
Note: If amounts are removed from an Index-Linked Segment Option before the end of its Segment Term, we will apply an Equity Adjustment. This may result in a significant reduction in your Accumulated Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Segment Term. In addition, if amounts are withdrawn or otherwise Surrendered from an Index-Linked Segment Option (even on a Segment End Date), we may apply a Bond Adjustment. This may result in a significant reduction in your Surrender proceeds.
See 10. INDEX-LINKED SEGMENT OPTION MECHANICS of the prospectus for a description of the Index-Linked Segment Options’ features. See 7. FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Equity Adjustments and Bond Adjustments.
The availability of Segment Options may vary depending on your financial professional or your financial professional’s firm. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS of the prospectus.

Index	Type of Index	Segment Term	Current Limit on Index Loss (if held until end of Segment Term)	Minimum Limit on Index Gain (for the life of the Segment Option)
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	20% Peak Buffer (10% Peak Buffer Midpoint)	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,7]	U.S. Large Cap Equities	1 Year	0% Floor	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,7]	U.S. Large Cap Equities	1 Year	10% Floor	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	2 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,2,8]	U.S. Large Cap Equities	6 Year	0% Buffer	100% Participation Rate
S&P 500® Price Return Index[1,8]	U.S. Large Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,8]	U.S. Large Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate

S&P 500® Price Return Index[1,8]	U.S. Large Cap Equities	6 Year	20% Peak Buffer (10% Peak Buffer Midpoint)	0.50% Cap Rate & 5.00% Participation Rate
S&P 500® Price Return Index[1,8,9]	U.S. Large Cap Equities	6 Year	100% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1]	U.S. Small Cap Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1,2,8]	U.S. Large Cap Equities	6 Year	0% Buffer	100% Participation Rate
Russell 2000® Price Return Index[1,8]	U.S. Small Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Russell 2000® Price Return Index[1,8]	U.S. Small Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
MSCI EAFE Price Return Index[1,4]	International Equities	1 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
MSCI EAFE Price Return Index[1,4]	International Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index® 1,2,8,9	Large Cap Equities	6 Year	0% Buffer	100% Participation Rate
Nasdaq-100 Price Return Index® 1	Large Cap Equities	1 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index® 1,8	Large Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
Nasdaq-100 Price Return Index® 1,8	Large Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate
SG Smart Climate Index[3,5,7,8]	U.S. Large Cap ESG Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P MidCap 400® Price Return Index[1,2,6,8,9]	U.S. Mid Cap Equities	6 Year	0% Buffer	100% Participation Rate
S&P MidCap 400® Price Return Index[1,8,9]	U.S. Mid Cap Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
S&P MidCap 400® Price Return Index[1,8,9]	U.S. Mid Cap Equities	6 Year	20% Buffer	0.50% Cap Rate & 5.00% Participation Rate

1.This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2.This Index-Linked Segment Option provides no protection from Index losses.
3.This Index deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
4.Not available for Segment Terms beginning after May 1, 2025, except for the initial Segment Term for Contracts with applications signed on or before May 1, 2025.
5.This Index utilizes an environmental, social, and governance (ESG) methodology. Same as an Index-Linked Segment Option linked to any other Index, an investment in an Index-Linked Segment Option linked to this Index is not an investment in the Index, the companies that comprise the Index, or the securities that the Index seeks to track. Amounts invested in your Contract become assets of the Company. The assets in the Company's general account, which the Company invests to support its payment obligations under the Contract, are not invested based on ESG criteria.

6.Only available if the Rate Enhancement Rider has been elected, subject to any other applicable restrictions on availability.
7.Not available for Segment Terms beginning on or after May 18, 2026, except for the initial Segment Term for Contracts with applications signed before May 18, 2026.
8.Available only upon purchase of the Contract and after the sixth Contract Year, subject to any other applicable restrictions on availability.Available for new Segment Terms beginning on or after May 18, 2026, subject to any other applicable restrictions on availability.
9.Available for new Segment Terms beginning on or after May 18, 2026, subject to any other applicable restrictions on availability.
Each Index-Linked Segment Option’s limit on Index losses for a single Segment Term is guaranteed not to change, either during a Segment Term or for future Segment Terms. However, we reserve the right to add and remove Segment Options as available investment options. As such, the limits on Index loss offered under the Contract may change from one Segment Term to the next. We will always offer an Index-Linked Segment Option with a 10% Buffer Rate.
We guarantee that the following Segment Option will be available (subject to our right of Index substitution) for the life of the Contract: Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 10% Buffer. This means that there will always be an Index-Linked Segment Option that limits Index losses for a single Segment Term to a maximum of 90% (although your cumulative losses over multiple Segment Terms could be greater). We do not guarantee the availability of any other Segment Option.
As of May 18, 2026, we are no longer offering Floor Segment Options for new Segment Terms. We reserve the right to offer Floor Segment Options in the future. If we offer Floor Segment Options in the future, we do not guarantee that any such Segment Option will always be available, and we do not guarantee a minimum Floor Rate for any Floor Segment Option that we may offer in the future.
If we exercise our right to remove one or more Segment Options, and you do not wish to invest in any of the Segment Options that are made available for investment (which may be limited to the sole Index-Linked Segment Option that we guarantee to make available), your only option would be to take a full withdrawal or fully annuitize your Contract, which may cause you to incur Surrender Charges, a negative Bond Adjustment, a negative Equity Adjustment, taxes and tax penalties.
If we offer a new Index-Linked Segment Option with Cap and Participation Rate in the future, the guaranteed minimum Cap Rate will be at least 0.50% and the guaranteed minimum Participation Rate will be at least 5.00%. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.
Fixed Segment Option
The following is the Fixed Segment Option currently available under the Contract. We may change the features of the Fixed Segment Option listed below, offer new Fixed Segment Options and terminate existing Fixed Segment Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn or otherwise Surrendered from the Fixed Segment Option, we may apply a Bond Adjustment. Any such Bond Adjustment will be subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the amount payable on Surrender will never be less than the minimum non-forfeiture amount under state law.

See 9. FIXED SEGMENT OPTION MECHANICS of the prospectus for a description of the Fixed Segment Option’s features. See 7. FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Bond Adjustments.
The availability of Segment Options may vary depending on your financial professional or your financial professional’s firm. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS of the prospectus.

Name	Segment Term	Minimum Guaranteed Interest Rate
Fixed Segment Option	1 Year	0.05%

* * *

This Summary Prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifier: C000256688